Exhibit 99.2

2019 First Quarter Results Earnings Release Presentation April 16, 2019

This communication contains certain forward-looking information about PacWest that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Such statements include future financial and operating results, expectations, intentions and other statements that are not historical facts. Such statements are based on information available at the time of the communication and are based on current beliefs and expectations of the Company’s management and are subject to significant risks, uncertainties and contingencies, many of which are beyond our control. Actual results may differ materially from those set forth or implied in the forward-looking statements due to a variety of factors, including the risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission. We are under no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Forward-Looking Statements

First Quarter Highlights 4 Loans and Leases 9 Credit Quality 13 Deposits 17 Investment Securities 19 Controlled Expenses 20 Non-GAAP Measurements 21 Presentation Index

First Quarter Highlights Net income of $112.6 million Earnings per share of $0.92 ROAA of 1.77% ROATE of 20.64% Robust Earnings High Performing Net interest margin of 4.69% Loan yield of 6.16% Cost of deposits of 73 bps Efficiency ratio of 42.4% Noninterest expense to average assets of 1.99% Loan Growth & Credit Quality Loan production of $1.2 billion Annualized loan growth of 8% Classified loans to total loans of 1.04% Net charge-offs of $0.2 million Provision of $4.0 million; down 67% from 4Q18 Strong Deposit Base & Capital Core deposits at 84% of total deposits Noninterest-bearing demand deposits at 40% of total deposits Tangible common equity ratio of 9.23% CET1 ratio of 9.48%

Quarter-Over-Quarter Financial Highlights See “Non-GAAP Measurements” slide on page 21. ? ($ in millions, except per share amounts) 1Q19 4Q18 Q / Q Total Assets 26,324 $ 25,731 $ 2% Loans and Leases Held for Investment, net of deferred fees 18,308 $ 17,958 $ 2% Total Deposits 19,286 $ 18,871 $ 2% Core Deposits 16,128 $ 16,347 $ -1% Net Earnings 112.6 $ 115.0 $ -2% Earnings Per Share 0.92 $ 0.93 $ -1% Return on Average Assets ("ROAA") 1.77% 1.84% -0.07 Return on Average Tangible Equity ("ROATE") (1) 20.64% 21.23% -0.59 Tangible Common Equity Ratio (1) 9.23% 9.60% -0.37 Tangible Book Value Per Share (1) 18.22 $ 18.02 $ 1% Tax Equivalent Net Interest Margin 4.69% 4.91% -0.22 Efficiency Ratio 42.4% 41.7% 0.7

Year-Over-Year Financial Highlights See “Non-GAAP Measurements” slide on page 21. ? ($ in millions, except per share amounts) 1Q19 1Q18 Y / Y Total Assets 26,324 $ 24,149 $ 9% Loans and Leases Held for Investment, net of deferred fees 18,308 $ 16,455 $ 11% Total Deposits 19,286 $ 18,079 $ 7% Core Deposits 16,128 $ 15,662 $ 3% Net Earnings 112.6 $ 118.3 $ -5% Earnings Per Share 0.92 $ 0.93 $ -1% Return on Average Assets ("ROAA") 1.77% 1.99% -0.22 Return on Average Tangible Equity ("ROATE") (1) 20.64% 21.08% -0.44 Tangible Common Equity Ratio (1) 9.23% 10.43% -1.20 Tangible Book Value Per Share (1) 18.22 $ 17.75 $ 3% Tax Equivalent Net Interest Margin 4.69% 5.11% -0.42 Efficiency Ratio 42.4% 41.7% 0.7

Solid Earnings Track Record CUB acquisition ($ in millions, except Diluted EPS) 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Net Earnings 78.7 $ 93.6 $ 101.5 $ 84.0 $ 118.3 $ 115.7 $ 116.3 $ 115.0 $ 112.6 $ Diluted EPS 0.65 $ 0.77 $ 0.84 $ 0.66 $ 0.93 $ 0.92 $ 0.94 $ 0.93 $ 0.92 $ $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $0 $20 $40 $60 $80 $100 $120 $140 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Diluted EPS Millions Net Earnings Diluted EPS

Solid Capital Position – 1Q19 (Preliminary)



TCE / TA
11.67%
11.75%
12.02%
10.50%
10.43%
9.86%
9.61%
9.60%
9.23%
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
PACW
KRX



T1 Leverage
11.87%
11.90%
12.02%
10.66%
10.66%
10.33%
10.10%
10.13%
9.38%
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
PACW
KRX



Total Capital
15.56%
15.42%
15.74%
13.75%
14.11%
13.48%
13.03%
12.73%
12.15%
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
PACW
KRX



CET1
12.31%
12.28%
12.52%
10.91%
11.16%
10.59%
10.18%
10.02%
9.48%
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
PACW
KRX

PacWest Bancorp

Source: S&P Global Market Intelligence. Peer data through 4Q18.
Peer group is banks in the KBW Regional Bank Index – "KRX"

First Quarter 2019 | PACW | p. 8

Diversified Loan and Lease Portfolio Net of deferred fees and costs Commercial mortgage Income producing and other residential Commercial construction Residential construction Asset - based Venture capital Other commercial Consumer As of March 31, 2019 ($ in millions) $ Mix $ Mix Real Estate Mortgage: Commercial 4,641 $ 25% 5,033 $ 31% Income producing and other residential 3,519 19% 2,521 15% Total Real Estate Mortgage 8,160 44% 7,554 46% RE Construction & Land: Commercial 944 5% 790 5% Residential 1,408 8% 887 5% Total RE Construction & Land 2,352 13% 1,677 10% Total Real Estate 10,512 57% 9,231 56% Commercial: Asset-based 3,422 19% 2,958 18% Venture capital 2,027 11% 1,921 12% Other commercial 1,975 11% 1,947 12% Total Commercial 7,424 41% 6,826 42% Consumer 372 2% 398 2% Total Loans HFI (1) 18,308 $ 100% 16,455 $ 100% Unfunded commitments 7,465 $ 6,353 $ 3/31/2019 3/31/2018

Diversified Loan and Lease Portfolio Of which land represents $174 million and $167 million as of 3/31/19 and 3/31/18. ($ in millions) $ Mix $ Mix Real Estate: Income Producing Residential 3,406 $ 32% 2,267 $ 25% Other Commercial 3,084 30% 3,250 35% Construction & Land (1) 2,352 22% 1,677 18% Hospitality 588 6% 552 6% SBA 554 5% 485 6% Healthcare 415 4% 688 7% Other Residential 113 1% 254 3% Total Real Estate 10,512 $ 100% 9,231 $ 100% 3/31/2019 3/31/2018 ($ in millions) $ Mix $ Mix Asset-Based: Lender Finance & Timeshare 1,861 $ 54% 1,638 $ 55% Equipment Finance 749 22% 646 22% Premium Finance 390 11% 290 10% Other 422 13% 384 13% Total Asset-Based 3,422 $ 100% 2,958 $ 100% 3/31/2019 3/31/2018 Other Commercial, $3,084mm, 30% Hospitality, $588mm, 6% SBA, $554mm, 5% Income Producing Residential, $3,406mm, 32% Healthcare, $415mm, 4% Other Residential, $113mm, 1% Construction & Land, $2,352mm, 22% Real Estate ($10.5B) Lender Finance & Timeshare, $1,861mm, 54% Equipment Finance, $749mm, 22% Premium Finance, $390mm, 11% Other, $422mm, 13% Asset - Based ($3.4B)

Diversified Loan and Lease Portfolio ($ in millions) $ Mix $ Mix Venture Capital: Equity Fund Loans 871 $ 43% 409 $ 21% Expansion Stage 859 42% 1,077 56% Early Stage 207 10% 263 14% Late Stage 90 5% 172 9% Total Venture Capital 2,027 $ 100% 1,921 $ 100% 3/31/2019 3/31/2018 ($ in millions) $ Mix $ Mix Other Commercial: Secured Business Loans 744 $ 38% 705 $ 35% Security Monitoring 633 32% 575 29% Unsecured Business Loans 221 11% 249 13% Municipal 116 6% 70 4% Cash Flow 112 6% 186 10% SBA 82 4% 92 5% HOA Loans 67 3% 70 4% Total Other Commercial 1,975 $ 100% 1,947 $ 100% 3/31/2019 3/31/2018 Secured Business Loans, $744mm, 38% Municipal, $116mm, 6% Cash Flow, $112mm, 6% SBA, $82mm, 4% Security Monitoring, $633mm, 32% HOA Loans, $67mm, 3% Unsecured Business Loans, $221mm, 11% Other Commercial ($2.0B) Expansion Stage, $859mm, 42% Equity Fund Loans, $871mm, 43% Early Stage, $207mm, 10% Late Stage, $90mm, 5% Venture Capital ($2.0B)

Loan and Lease Production of $1.2 Billion in 1Q19 The weighted average rate on production presents contractual rates and does not include amortized fees. Amortized fees added approximately 24 basis points to loan yields in 2019 and 31 basis points in 2018. Net of deferred fees and costs Quarterly change equals “Net Difference” plus transfers to OREO, charge-offs and loan sales. ($ in millions) Production/ Disbursements Payoffs/ Paydowns Net Difference Rate on Production (1) ($ in millions) Loans Beginning Balance (2) Loans Ending Balance (2) Quarterly Change (3) 1Q19 2,368 $ 1,972 $ 396 $ 5.11% 1Q19 17,958 $ 18,308 $ 350 $ 4Q18 2,758 1,991 767 5.38% 4Q18 17,230 17,958 728 3Q18 2,283 1,928 355 5.17% 3Q18 16,885 17,230 345 2Q18 2,461 1,983 478 5.04% 2Q18 16,455 16,885 429 1Q18 1,492 1,867 (375) 5.37% 1Q18 16,973 16,455 (517) $745 $1,257 $1,316 $1,572 $1,175 $747 $1,204 $967 $1,186 $1,193 $931 $1,154 $1,133 $1,071 $933 $936 $829 $795 $921 $1,039 $1,492 $2,461 $2,283 $2,758 $2,368 $1,867 $1,983 $1,928 $1,991 $1,972 4.0% 4.5% 5.0% 5.5% 6.0% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 1Q18 2Q18 3Q18 4Q18 1Q19 Avg. Rate on Production Millions Production Disbursements Payoffs Paydowns Avg Production/Disbursements Avg Payoffs/Paydowns Rate on Production

Classified loans and leases are those with a credit risk rating of substandard or doubtful. Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded loan commitments. Quarterly Credit Quality Trends ($ in thousands) 1Q18 2Q18 3Q18 4Q18 1Q19 Nonaccrual Loans and Leases HFI $ 103,725 113,745 112,972 79,333 88,527 As a % of Loans and Leases HFI % 0.63% 0.67% 0.66% 0.44% 0.48% Nonperforming Assets $ 105,461 115,976 117,379 84,632 91,818 As a % of Loans and Leases & Foreclosed Assets % 0.64% 0.69% 0.68% 0.47% 0.50% Classified Loans and Leases HFI (1) $ 208,042 236,292 260,459 237,110 190,305 As a % of Loans and Leases HFI % 1.26% 1.40% 1.51% 1.32% 1.04% Credit Loss Provision $ 4,000 17,500 11,500 12,000 4,000 As a % of Average Loans and Leases (annualized) % 0.10% 0.42% 0.27% 0.28% 0.09% Trailing Twelve Months Net Charge-offs $ 49,723 45,912 46,568 43,758 38,994 As a % of Average Loans and Leases % 0.31% 0.28% 0.28% 0.26% 0.22% Allowance for Credit Losses (ACL) (2) $ 167,136 167,500 177,281 169,333 173,142 As a % of Loans and Leases HFI % 1.02% 0.99% 1.03% 0.94% 0.95% ACL / Nonaccrual Loans and Leases HFI % 161.13% 147.26% 156.92% 213.45% 195.58%

Key Credit Trends – Loans HFI 0.63% 0.67% 0.66% 0.44% 0.48% 1Q18 2Q18 3Q18 4Q18 1Q19 Nonaccrual Loans and Leases / Loans and Leases 1.02% 0.99% 1.03% 0.94% 0.95% 1Q18 2Q18 3Q18 4Q18 1Q19 ACL / Loans and Leases 1.26% 1.40% 1.51% 1.32% 1.04% 1Q18 2Q18 3Q18 4Q18 1Q19 Classified Loans and Leases/ Loans and Leases 0.31% 0.28% 0.28% 0.26% 0.22% 1Q18 2Q18 3Q18 4Q18 1Q19 Trailing Twelve Months Net Charge - offs / Average Loans and Leases

Amounts and ratios related to 2019 and 2018 periods are for total loans and leases. Amounts and ratios for 2017 and 2016 are for Non-PCI loans and leases. Classified loans and leases are those with a credit risk rating of substandard or doubtful. Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded loan commitments. Credit Quality Trends(1) ($ in thousands) 2016 2017 2018 1Q19 Nonaccrual Loans and Leases HFI $ 170,599 155,784 79,333 88,527 As a % of Loans and Leases HFI % 1.11% 0.92% 0.44% 0.48% Nonperforming Assets $ 183,575 157,113 84,632 91,818 As a % of Loans and Leases & Foreclosed Assets % 1.20% 0.93% 0.47% 0.50% Classified Loans and Leases HFI (2) $ 409,645 278,405 237,110 190,305 As a % of Loans and Leases HFI % 2.67% 1.65% 1.32% 1.04% Credit Loss Provision $ 61,000 59,000 45,000 4,000 As a % of Average Loans and Leases (annualized) % 0.42% 0.37% 0.26% 0.09% Net Charge-offs for the Period $ 21,990 62,957 43,758 191 As a % of Average Loans and Leases (annualized) % 0.15% 0.40% 0.26% 0.00% Allowance for Credit Losses (ACL) (3) $ 161,278 161,647 169,333 173,142 As a % of Loans and Leases HFI % 1.05% 0.96% 0.94% 0.95% ACL / Nonaccrual Loans and Leases HFI % 94.54% 103.76% 213.45% 195.58%

Nonaccrual & Delinquent Loan and Lease Detail % of Loan % of Loan 3/31/2019 12/31/2018 ($ in thousands) Balance Category Balance Category Balance Balance Real estate mortgage: Commercial 12,750 $ 0.3% 15,321 $ 0.3% 6,863 $ 3,276 $ Income producing and other residential 2,444 0.1% 2,524 0.1% 1,853 1,557 Total real estate mortgage 15,194 0.2% 17,845 0.2% 8,716 4,833 Real estate construction and land: Commercial 430 0.0% 442 0.0% - - Residential - 0.0% - 0.0% 8,949 1,527 Total R.E. construction and land 430 0.0% 442 0.0% 8,949 1,527 Commercial: Asset-based 43,406 1.3% 32,324 1.0% 3,750 47 Venture capital 20,437 1.0% 20,299 1.0% 4,500 1,028 Other commercial 8,633 0.4% 7,380 0.4% 1,694 2,467 Total commercial 72,476 1.0% 60,003 0.8% 9,944 3,542 Consumer 427 0.1% 1,043 0.3% 614 581 Total 88,527 $ 0.5% 79,333 $ 0.4% 28,223 $ 10,483 $ 3/31/2019 Nonaccrual Loans and Leases 12/31/2018 Accruing and 30 -89 Days Past Due

Deposit Detail

($ in millions)	At or For the Quarter Ended March 31, 2019			At or For the Quarter Ended March 31, 2018		
Deposit Category	Average $	Quarter-End $	Mix	Average $	Quarter-End $	Mix
Noninterest-bearing demand deposits	$ 7,784	$ 7,713	40%	$ 8,311	$ 8,232	46%
Interest checking deposits	2,973	3,163	16%	2,149	2,076	11%
Money market deposits	4,878	4,714	25%	4,553	4,677	26%
Savings deposits	553	538	3%	685	677	4%
Total core deposits	16,188	16,128	84%	15,698	15,662	87%
Non-core non-maturity deposits	465	454	2%	648	585	3%
Total non-maturity deposits	16,653	16,582	86%	16,346	16,247	90%
Time deposits $250,000 and under	1,859	2,259	12%	1,575	1,482	8%
Time deposits over $250,000	428	445	2%	349	350	2%
Total time deposits	2,287	2,704	14%	1,924	1,832	10%
Total deposits [(1)]	$ 18,940	$ 19,286	100%	$ 18,270	$ 18,079	100%

Core: 84%


March 31, 2019
Interest checking deposits
Money market deposits
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand deposits


March 31, 2018
Interest checking deposits
Money market deposits
Savings deposits
Non-core non-maturity deposits
Time deposits $250,000 and under
Time deposits over $250,000
Noninterest-bearing demand deposits

Core: 87%

(1) Does not include $2.2 billion and $2.1 billion of client investment funds held at March 31, 2019 and March 31, 2018, respectively.

PacWest Bancorp

First Quarter 2019 | PACW | p. 17

Deposit Portfolio Includes brokered deposits of $1.3 billion with a weighted average maturity of 4 months and a weighted average cost of 2.31%. ($ in millions) Time Deposits Time Deposits Total Time Maturities $250,000 and Under Over $250,000 Deposits Due in three months or less 918 $ 103 $ 1,021 $ Due in over three months through six months 850 177 1,027 Due in over six months through twelve months 387 151 538 Due in over 12 months through 24 months 79 12 91 Due in over 24 months 25 2 27 Total 2,259 $ (1) 445 $ 2,704 $ March 31, 2019 $18.1 $17.9 $17.9 $18.9 $19.3 0.56% 0.68% 0.83% 1.10% 1.24% 0.31% 0.37% 0.46% 0.62% 0.73% 0.00% 0.50% 1.00% 1.50% 2.00% 0.0 5.0 10.0 15.0 20.0 25.0 1Q18 2Q18 3Q18 4Q18 1Q19 Cost Balance ($ in Billions) Core Deposits Non-Core Deposits Cost of Average Interest-Bearing Deposits Cost of Average Total Deposits

S&P Ratings % Total Issue Type % Total AAA 10% G.O. Limited 7% AA 80% G.O. Unlimited 42% A 3% Revenue 51% BBB 1% Not Rated (3) 6% 100% 100% 3.12% overall portfolio tax equivalent yield (2) Municipal Securities Composition Diversified Investment Portfolio (1) Fair value at 3/31/19 (2) Yield is for 1Q19 (3) Not rated category comprised primarily of not rated revenue bonds backed by an underlying agency security or CRA-related revenue bonds. Asset - backed Securities , $185mm , 5% Agency Residential MBS , $343mm , 8% U.S. Treasuries , $291mm , 7% Agency Residential CMOs , $718mm , 18% Agency Commercial MBS , $1,079mm , 27% Private CMOs , $123mm , 3% Municipal Securities , $1,185mm , 30% Other , $71mm , 2% $4.0 Billion Total Investment Portfolio (1) 6.5 6.4 6.3 5.8 5.6 5.7 5.6 5.3 5.2 5.0 4 5 6 7 1Q18 2Q18 3Q18 4Q18 1Q19 Years Average Life and Effective Duration Average Life Effective Duration

Source: S&P Global Market Intelligence. Peer data through 4Q18. Peer group is banks in the KBW Regional Bank Index – “KRX” Efficiency Ratio Trend 41.4% 40.3% 40.4% 41.0% 41.7% 39.8% 40.9% 41.7% 42.4% 58.0% 56.9% 56.0% 55.9% 56.6% 54.8% 53.7% 54.7% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 PACW Efficiency Ratio Median Efficiency Ratio Banks in KRX Index

Non-GAAP Measurements

The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. These non-GAAP financial measures should not be considered a substitute for financial measures presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.

The table below presents reconciliations of certain GAAP to non-GAAP financial measures:

($ in thousands, except per share amounts)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Tangible Common Equity Ratio & Tangible Book Value Per Share					
Stockholders' equity	$ 4,790,982	$ 4,825,588	$ 4,741,685	$ 4,777,959	$ 4,867,490
Less: Intangible assets	2,600,920	2,605,790	2,610,776	2,616,363	2,621,950
Tangible common equity	$ 2,190,062	$ 2,219,798	$ 2,130,909	$ 2,161,596	$ 2,245,540
Total assets	$ 26,324,138	$ 25,731,354	$ 24,782,126	$ 24,529,557	$ 24,149,330
Less: Intangible assets	2,600,920	2,605,790	2,610,776	2,616,363	2,621,950
Tangible assets	$ 23,723,218	$ 23,125,564	$ 22,171,350	$ 21,913,194	$ 21,527,380
Tangible common equity ratio (1)	9.23%	9.60%	9.61%	9.86%	10.43%
Tangible book value per share (2)	$ 18.20	$ 18.02	$ 17.28	$ 17.35	$ 17.75
Shares outstanding	120,201,149	123,189,833	123,283,450	124,567,950	126,537,871
Return on Average Tangible Equity					
Net earnings	$ 112,604	$ 115,041	$ 116,287	$ 115,735	$ 118,276
Average stockholders' equity	$ 4,815,965	$ 4,758,401	$ 4,748,819	$ 4,832,480	$ 4,901,207
Less: Average intangible assets	2,603,842	2,608,497	2,614,055	2,619,351	2,625,593
Average tangible common equity	$ 2,212,123	$ 2,149,904	$ 2,134,764	$ 2,213,129	$ 2,275,614
Return on average tangible equity (3)	20.64%	21.23%	21.61%	20.98%	21.08%

(1) Tangible common equity divided by tangible assets

(2) Tangible common equity divided by shares outstanding

(3) Annualized net earnings divided by average tangible common equity.

PacWest Bancorp

First Quarter 2019 | PACW | p. 21